UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 0R 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 21, 2013

Green Innovations Ltd. (f/k/a Winecom, Inc.)
(Exact name of registrant as specified in its charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-54221	26-2944840
(Commission File Number)	(IRS Employer Identification No.)

80 SW 8th Street, Suite 2000, Miami, FL	33130
(Address of Principal Executive Offices)	(Zip Code)

(305) 423-7185
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

Green Innovations Ltd. (“Green Innovations”) and its subsidiary, Green Hygienics, Inc. (“Green Hygienics”) released a press release (see Exhibit 99.1) on February 21, 2013 addressing market conditions.  To summarize, it has come to the Company’s attention that there have been negative third-party reports by anonymous sources concerning Green Innovations and its business.  The Company wishes to clarify to shareholders and potential investors that it is in good standing and fully reporting with the United States Securities and Exchange Commission (SEC) and that it stands behind all of its previously issued press releases and corporate filings. Green Innovations and its subsidiaries continue to conduct business as usual and look forward to reporting on its anticipated growth.  Going forward, in order to prevent any confusion regarding the Company’s business transactions, Green Innovations will increase its level of reporting transparency beyond that which is required by the SEC.  This plan will include additional Form 8-K filings for each of its future contracts, purchase orders, and distribution agreements.  The Company would like to remind all interested parties that they should rely only on information provided through official Green Innovations press releases, SEC filings, and their registered investment advisors.

The Company believes that several of the anonymous third parties, which publish their opinions and reports on various web sites on the Internet, are making untrue statements regarding the Company with an intent to profit from shorting the Company’s stock.  Some of the reports clearly indicate this position.  The anonymous third parties have even erroneously alleged that the Company is not “real,” which cannot be substantiated as the Company is growing in its industry as indicated in the Company’s prior press releases (see Exhibits 99.2 – 99.10) summarized below.

Exhibit 99.2 is the press release dated November 28, 2012 titled “Green Innovations Ltd. Receives Initial Order from Leading Independent Merchandise Distributor” which discusses our initial order from Vernon Sales, Inc.  Exhibit 99.3 is the press release dated January 25, 2013 titled “Green Innovations Receives First Product Re-Order from California Based Distributor” which discusses a reorder from Vernon Sales, Inc.  These two sales provided approximately $74,000 in revenue to the Company since inception of our subsidiary in August of 2012 and changing our line of business in September of 2012 (see Exhibit 99.20 for second purchase order).

The order disclosed in Exhibit 99.4, a press release on January 23, 2013 titled “Green Innovations Receives Initial Purchase Order from Leading National Value Retailer, Grocery Outlet, Inc.,” was delivered to Grocery Outlet, Inc. in February of 2013.  The order disclosed in Exhibit 99.5 as released on January 30, 2013 as “Green Innovations Ltd. Receives Purchase Order from Reasor’s Foods of Oklahoma,” was to have been delivered to Reasor’s Foods in February of 2013.  Unfortunately, due to the delays from our factory in China due to the extended Chinese New Year holiday, the order was cancelled.  Exhibit 99.6 as released on February 15, 2013 as “Green Innovations Receives Purchase Order from Big Saver Foods of California,” reflects a purchase order (see Exhibit 99.7) for two truckloads in the approximate amount of $47,600.  In Exhibit 99.8, as released on February 21, 2013 as “Green Innovations Receives Vendor Listing from Cardenas Markets,” we stated that Green Hygienics had received its vendor listing and, as shown in Exhibit 99.9 as released on February 22, 2013 as “Green Innovations Receives Purchase Orders from Cardenas Markets in California,” reflected that we had received two purchase orders (see Exhibit 99.10), each for one truckload, resulting in approximately $41,200 of revenue, to be delivered in late February 2013 and early March 2013.

Exhibits 99.11 – 99.14 reflect the addition of industry broker firms which are representing Green Hygienics throughout North America.  As reflected in Exhibit 99.14, on December 4, 2012, the Company released “Green Innovations Ltd. Signs Exclusive Canadian Distribution Agreement” which reflects its relationship with Avanti Distribution and its distribution rights in Canada.  In 2012, this relationship provided Green Hygienics approximately $182,000 in revenue by supplying orders to a major chain store in Canada.  In Exhibit 99.11, as released on January 8, 2013 as “Green Innovations Ltd. Signs Exclusive Brokerage Agreement with Perfetti Sales & Marketing, Inc.,” the Company engaged a firm who works with retailers such as Walgreens, Albi, EB Brown, Central Grocers, and many more.  In Exhibit 99.12 as released on January 18, 2013 as “Green Innovations Ltd. Signs Exclusive Brokerage Agreement with W.J. Pence,” the Company engaged a Wisconsin-based broker with accounts at Supervalu, Topco, Piggly Wiggly, Pick ‘n Save, Summit Foods, and more.  In Exhibit 99.13 as released on January 28, 2013 as “Green Innovations Ltd. Signs Exclusive Brokerage Agreement with D.C. Scott & Associates,” the Company engaged a broker working in Texas, Louisiana, Arkansas, Missouri, Kansas, Oklahoma, Colorado, New Mexico, and Mississippi with customers such as Albertsons, Affiliated Grocers, Grocers Supply, Brookshires, Whole Foods, and many more.  These contractual relationships validate the efforts of the Company to bring its products to the stores and ultimately the consumer.

In Exhibit 99.15 as released on January 15, 2013 as “Green Innovations Begins Major Partnership Discussions with Leading Paper Supplier in China,” the Company discusses its relationship with C&D Paper Pulp Co., Ltd. (“C&D Paper”), a subsidiary of Xiamen C&D, Inc., of Fujian, China, a listed Top 500 company (#57 in 2012) of China.  As of this filing, the Company has already received 5 containers of product from C&D Paper and currently has 8 containers on their way to the United States.  Furthermore, as stated in our initial filings related to Green Innovations acquisition of Green Hygienics in September 2012, the Company has an exclusive relationship with American Hygienics Corporation (“AHC”) through a licensing agreement (see Form 8-K dated September 24, 2012, Exhibit 10.2).  AHC provides certain products to Green Hygienics under an exclusive North American distribution arrangement.  Furthermore, AHC is one of our manufacturers.  As of the date of this filing, the Company has received 8 containers from AHC.

The Company has built an impressive Advisory Board of high profile professionals, all experts in our industry, which are working with the Company to continue its growth.  The Company has added Kalpesh Parmar (see Exhibit 99.16, press release dated February 5, 2013, released as “Green Innovations Appoints First Member to Strategic Advisory Board – GNIN Adds Shanghai-Based Tree-Free Pioneer to Growing Advisory Team”), a co-founder of AHC (see Form 8-K dated September 24, 2012, Exhibit 10.2), as previously stated, a company that has licensed rights to the Company and serves as one of our manufacturers.  The addition of Mr. Parmar to the Advisory Board solidifies the relationship between AHC and the Company.  The Company also announced on February 11, 2013 “Green Innovations Expands Strategic Advisory Board – GNIN Adds Former Walgreens Category Manager to Advisory Team,” which reflects the addition of Mark DeFilippo (see Exhibit 99.17).  The addition of Mr. DeFilippo affords the Company the opportunity to utilize the career of a senior category buyer.

On February 20, 2013, the Company announced (see Exhibit 99.18) “Green Innovations Executes Exclusive North American Licensing Agreement with Clearly Herbal International,” which discusses the exclusive North American distribution agreement.  Clearly Herbal International is an award-winning company and very well-known brand in Western Europe with its proprietary Fast Rate Biodegradable™.  Our Company is currently presenting the Clearly Herbal brand in the United States.

The Company has had two financing groups assist the Company in the procurement of working capital.  One company, Kachess Financial, was recently repaid in full (see Exhibit 99.19) as the Company strived to prevent any significant dilution which would adversely affect our shareholders.  This transaction, the same as all of our financial transactions, has been audited by our PCAOB independent accountant and will be reported accordingly in our soon to be filed Form 10-K for the year ended December 31, 2012.  The Company is grateful for their financial assistance during our initial growth period which facilitated unfavorable conversion terms.

Additionally, certain misleading and disingenuous statements have been published regarding the Company’s officers.  For example, certain statements have been published regarding a company that our Chief Executive Officer, Mr. Harmon, left in 2003, which have implied that because that company had a problem in 2011, seven years after Mr. Harmon was no longer associated with it, Green Innovations is somehow at risk.  Green Innovations is not at risk and will continue to execute its business and growth strategy.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

99.1	Press Release dated February 21, 2013 – “Green Innovations Addresses Market Conditions”
99.2	Press Release dated November 28, 2012 – “Green Innovations Ltd. Receives Initial Order from Leading Independent Merchandise Distributor”
99.3	Press Release dated January 25, 2013 – “Green Innovations Receives First Product Re-Order from California Based Distributor”
99.4	Press Release dated January 23, 2013 – “Green Innovations Receives Initial Purchase Order from Leading National Value Retailer, Grocery Outlet, Inc.”
99.5	Press Release dated January 30, 2013 – “Green Innovations Ltd. Receives Purchase Order from Reasor’s Foods of Oklahoma”
99.6	Press Release dated February 15, 2013 – “Green Innovations Receives Purchase Order from Big Saver Foods of California”
99.7	Purchase Order from Big Saver Foods
99.8	Press Release dated February 21, 2013 – “Green Innovations Receives Vendor Listing from Cardenas Markets”
99.9	Press Release dated February 22, 2013 – “Green Innovations Receives Purchase Orders from Cardenas Markets”
99.10	Purchase Orders from Cardenas Markets
99.11	Press Release dated January 8, 2013 – “Green Innovations Ltd. Signs Exclusive Brokerage Agreement with Perfetti Sales & Marketing, Inc.”
99.12	Press Release dated January 18, 2013 – “Green Innovations Ltd. Signs Exclusive Brokerage Agreement with W.J. Pence Company”
99.13	Press Release dated January 29, 2013 – “Green Innovations Ltd. Signs Exclusive Brokerage Agreement with D.C. Scott & Associates”
99.14	Press Release dated December 4, 2012 – “Green Innovations Ltd. Signs Exclusive Canadian Distribution Agreement”
99.15	Press Release dated January 5, 2013 – “Green Innovations Begins Major Partnership Discussions with Leading Paper Supplier in China”
99.16	Press Release dated February 5, 2013 – “Green Innovations Appoints First Member to Strategic Advisory Board – GNIN Adds Shanghai-Based Tree-Free Pioneer to Growing Advisory Team”
99.17	Press Release dated February 11, 2013 – “Green Innovations Expands Strategic Advisory Board – GNIN Adds Former Walgreens Category Management to Advisory Team”
99.18	Press Release dated February 20, 2013 – “Green Innovations Executes Exclusive North American Licensing Agreement with Clearly Herbal International”
99.19	Press Release dated February 19, 2013 – “Green Innovations Retires Debt with No Dilution and Issues Stock Dividend to All Common Stock Shareholders”
99.20	Purchase Order from Vernon Sales

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GREEN INNOVATIONS LTD.

Date: February 27, 2013	By:	/s/ Bruce Harmon
Bruce Harmon
Chief Executive Officer